UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

CINERGY CORP.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-11377	31-1385023
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio  45202
(Address of Principal Executive Offices, including Zip code)

(513) 421-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.              Other Events.

On May 11, 2006, the Board of Duke Energy Corporation approved a plan to pursue the sale or other disposition of its commercial marketing and trading business. The affected operations include Cinergy Marketing and Trading, LP, and Cinergy Canada, Inc., as well as applicable subsidiaries and affiliates.

On May 12, 2006, Duke Energy Corporation issued a press release announcing the approved plan to pursue the sale or disposition. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

99.1         Press Release issued by Duke Energy Corporation on May 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.

Date: May 18, 2006	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by Duke Energy Corporation on May 12, 2006